I n v e s t o r H i g h l i g h t s Investor Highlights March 2018

Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward- looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, March 5, 2018. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Legal Disclosures 2

 Single-family Rental Sector: Compelling Macro Landscape …… 4  AMH At A Glance ……………………………………………………….................. 5  AMH Strategy …………………………………………………………..................... 6  AMH Operating Approach ……………………………………………………… 7  How & Where We Invest ……………......................................................... 8-9  Financial Results …………………………......................................................... 10-13  2018 Outlook ……………………………………………………………................... 14  Defined Terms ………………………………………………………………………… 15-23 Atlanta, GA Table of Contents 3

Owner Occupied 55% / ~ 75.7M units Apartments & Other Rentals 31% / ~ 43.1M units Total Housing Stock (2) Substantial Growth In Renter Household Demand (2)Household Formations Outpace Housing Supply (1) 36% 59% 69% 75% 79% 30% 40% 50% 60% 70% 80% 90% 2000 2002 2004 2006 2008 2010 2012 2014 2016 Under 35 35 - 44 45 - 54 55 - 64 65+ (I n million s) Non-Institutional Single-Family Rentals 13% / ~ 15.0M units (1) Federal Reserve Bank of St. Louis Economic Data and U.S. Census Bureau. U.S. Census Bureau 4Q17. (2) U.S. Census Bureau 4Q17. R e n te r H o u se h o ld s (in million s) Homeownership Decline Supports Rental Demand (2) Accelerating demand for single-family rental housing supported by fundamental shifts in demographics and consumer preferences Compelling Macro Landscape Institutional Single-Family Rentals 1% / ~ 1.0M units 30.0 32.0 34.0 36.0 38.0 40.0 42.0 44.0 2000 2002 2004 2006 2008 2010 2012 2014 2016 0.0 0.5 1.0 1.5 2.0 1980 1985 1990 1995 2000 2005 2010 2015 Single Family Starts Multi Family Starts Long Term Average Household Formation Rate 4

AMH At A Glance 51,239 high-quality properties in 22 states (1) ~ 200,000 residents Only Investment Grade Rated balance sheet in SFR sector 95.1% Same-Home February 2018 ending occupancy percentage 6.2% Same Home FY 2017 Core NOI after Capex growth $220 million of annual retained cash flow (1) As of or for the year ended December 31, 2017. Average property age of 15 years Phoenix, AZ Boise, ID ~ 1,100 employees, of which over 800 are field based or delivering customer service Best-in-class call center and proprietary technology Net debt to TTM Adjusted EBITDA of 4.8x (1) $11.0 billion total market capitalization (1) 5

The AMH Strategy OPERATIONS STRATEGY • Optimize AMH’s differentiated operating platform • Balance centralized control and oversight, with local office touch • Enhance operating efficiencies with innovative and proprietary technology solutions • Management and execution of all stages of operational lifecycle with AMH internal personnel GROWTH STRATEGY • Accretively expand portfolio by investing in AMH’s high growth markets and well diversified portfolio footprint • Focus on high quality properties in desirable neighborhoods and highly rated school districts to attract ideal tenant profile: (1) high credit quality, (2) propensity to stay longer and (3) mentality to care for property as their “home” • AMH Development and National Builder Programs add superior quality “built for rental” homes with highly attractive risk adjusted returns • Opportunistic traditional foreclosure auction / MLS acquisition program BALANCE SHEET STRATEGY • Utilize investment grade cost of capital advantage over SFR peers • Maintain flexible and conservative balance sheet, while optimizing capital stack • Accretively reinvest retained cash flow into external growth initiatives SHAREHOLDER VALUE • Industry leading cash flow margins and long-term operating advantage • Strong Same-Home Core NOI after Capex growth of 6.2% and 12.1% for FY 2017 and FY 2016, respectively • Alignment of interests with AMH founder and senior management who hold approximately $1.9 billion of equity ownership + + = (1) (1) Based on closing stock price of $21.84 on December 31, 2017. Common equity includes common shares and operating partnership units that are convertible into common shares. 6

The AMH Operating Approach Centralized Support • Call centers • Tenant U/W • Lease execution • Rental pricing • Maintenance oversight Boots on The Ground • Leasing agents • Property managers • Maintenance technicians Field Management • Local district office • Regional & district managers Centralized approach differentiates AMH operating efficiency  Enhanced efficiency  Superior control  Ability to make nimble enhancements  Standardized processes  Efficient management of multiple satellite markets  Local customer service delivery  Exceptional customer service  Accelerated leasing process  Asset preservation  Efficient maintenance delivery 7

How we Invest

2018 Acquisition Outlook

- Expect to complete $400 to $600 million of total acquisitions comprised of the following channels:
  - ~ $200 million in Traditional Foreclosure Auction/MLS purchases
  - ~ $200 million from AMH Development
  - ~ $100 million from National Builder Program
- Bulk/Portfolio opportunities would be in addition to above channels

Foreclosure Auction/MLS

- AMH personnel underwrite and inspect all homes acquired through foreclosure auction & MLS
- Create value through discount to replacement cost & renovations
- Additional scale leverages highly efficient operating platform
- 5% to 6% economic yields after CapEx

Built for Rental

- Consists of: National Builder Program & AMH Development
- Newly built homes expected to have rental premium and lower expenditure levels
- Minimal development risk
- Premium stabilized investment returns: National Builder Program 50 bps yield premium, AMH Development 100+ bps yield premium

Bulk/Portfolio Opportunities

- Further leverage mature and scalable operating platform
- Accretive cost synergy opportunities
- Integration risk mitigated by successful track record of portfolio acquisitions
- Bullish view on consolidation opportunities, but timing will be lumpy and unpredictable

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Where We Invest

Diversified footprint, comprised of high growth markets, ideally positioned for long-term sustainable growth and portfolio optimization flexibility


WA
OR
ID
NV
CA
UT
CO
AZ
NM
OK
TX
WI
IL
IN
OH
KY
TN
NC
SC
MS
GA
FL

West:
% of Total Properties: 9.2%
FY17 SH Avg. Occupied Days: 96.1%
FY17 Blended Rate Spread: 5.1 %

Southwest:
% of Total Properties: 26.0%
FY17 SH Avg. Occupied Days: 93.8%
FY17 Blended Rate Spread: 3.5%

Midwest:
% of Total Properties: 17.8%
FY17 SH Avg. Occupied Days: 94.6%
FY17 Blended Rate Spread: 3.3%

Southeast:
% of Total Properties: 47.0%
FY17 SH Avg. Occupied Days: 94.4%
FY17 Blended Rate Spread: 4.0%

Favorable AMH market trends relative to national averages:

Employment Growth:(1)
- US national average: **1.5%**
- All AMH markets: **1.9%**

Single-Family New Lease Rental Rate Growth:
- US national average(2): **3.4%**
- All AMH Markets(3) : **4.3%**

Note: Total properties percentage based on counts as of December 31, 2017.
(1) Source: Bureau of Labor Statistics December 2017
(2) Source: JBREC Single Family Rent Index for the twelve months ended December 2017
(3) Actual new lease rental rate spreads as reported by the Company for the twelve months ended December 2017

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$2,034 $1,967 $1,961 $1,925 $1,949 $150 $155 $160 $165 4Q16 1Q17 2Q17 3Q17 4Q17 Total Core Revenues Annual Maintenance Expenditures per property (1) 11.4% 9.0% 7.4% 5.5% 1.5% Y-o-Y growth in quarterly NOI after capex (2): Strong Financial Results Same-Home: Revenue Growth & Expense Controls (1) Best-In-Class Platform Efficiency M or e e ff icie n t ($000’s) Same-Home: Core NOI Margin Trend (2) Leverage Metrics (1) Reflects core revenues in all periods for the 36,645 same-home property pool. Annual maintenance expenditures per property represent average R&M and turnover costs, net plus recurring capital expenditures for the trailing twelve month period for the related same-home pool for the given quarter. (2) As presented for the related same-home pool for the given quarter. 12.7% 12.7% 12.6% 12.2% 11.7% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 4Q16 1Q17 2Q17 3Q17 4Q17 6.1 x 5.1 x 4.8 x 4.2 x 4.8 x 8.7 x 8.3 x 7.4 x 7.3 x 6.9 x 0.0 x 2.0 x 4.0 x 6.0 x 8.0 x 10.0 x 12.0 x 14.0 x 4Q16 1Q17 2Q17 3Q17 4Q17 Net Debt to Adj EBITDA Debt and preferreds to Adj EBITDA 61.4% 62.2% 62.2% 61.0% 64.4% 65.4% 64.3% 63.3% 64.9% 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 10

Capital Structure Debt Maturity Schedule (Figures in millions, except per share amounts) 12/31/2016 (In thousands, except share and per share amounts) Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 4Q17 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP. Investment Grade Balance Sheet Fixed Rate Debt 19.8% Floating Rate Debt 3.1% Preferred Shares 9.0% Common Shares & OP Units 68.1% Balance Sheet Philosophy  Maintain flexible investment grade balance sheet with diverse access to capital  Continue optimizing capital stack and utilize investment grade rating to reduce cost of capital  Expand sources of available capital as the Company and the SFR sector evolves and matures  Prudent retention of operating cash flow Credit Ratings & Ratios Moody’s Investor Service S&P Global Ratings Baa3 / (Stable) BBB- / (Stable) Net debt to Adjusted EBITDA Debt and preferred shares to Adjusted EBITDA Fixed charge coverage Unencumbered Core NOI percentage 4.8x 6.9x 3.0x 62.7% $706 $137 $68 $21 $21 $361 $21 $956 $10 $10 $10 $902 Liquidity Secured Note Payable Exchangeable Senior Notes Asset-backed Securitizations Term Loan Facility Revolving Credit Facility Principal Amortization (In millions)) 11

Strong Same-Home Performance

(Amounts in thousands, except property data)	4Q16	1Q17	2Q17	3Q17	4Q17
Number of Same-Home properties	36,645	36,645	36,645	36,645	36,645
Rents from single-family properties	$ 155,746	$ 156,491	$ 158,089	$ 158,328	$ 159,262
Fees from single-family properties	1,789	1,882	1,962	2,097	1,847
Bad debt	(1,380)	(1,179)	(1,013)	(1,750)	(1,607)
Core revenues (1)	**$ 156,155**	**$ 157,194**	**$ 159,038**	**$158,675**	**$159,502**
R&M and turnover costs, net	10,518	9,405	12,094	13,691	11,094
Property tax, insurance and HOA fees, net	31,519	32,755	32,318	32,533	33,010
Property management, net	12,290	12,128	12,257	12,029	11,830
Core property operating expenses	**$ 54,327**	**$ 54,288**	**$ 56,669**	**$ 58,253**	**$ 55,934**
Core net operating income ("Core NOI") (2)	**101,828**	**102,906**	**102,369**	**100,422**	**103,568**
Core NOI margin	*65.2%*	*65.5%*	*64.4%*	*63.3%*	*64.9%*
Recurring Capital expenditures	5,381	5,021	6,472	7,951	5,706
Core NOI after Capital Expenditures (3)	**$ 96,447**	**$ 97,885**	**$ 95,897**	**$ 92,471**	**$ 97,862**
Property Enhancing Capex – Resilient flooring	$ --	$ --	$ 600	$ 1,006	$ 1,509
YOY growth in quarterly Core NOI after capex [(1)] (3)	**11.4%**	**9.0%**	**7.4%**	**5.5%**	**1.5%**
Average R&M, turnover, in-house maintenance and Recurring Capital Expenditures per property (4)	**$ 434**	**$ 394**	**$ 507**	**$ 590**	**$ 458**

∑ $ 1,949

Operating Highlights

1. Increasing revenues driven by solid rental rate increases and strong stabilized occupancy levels
2. Platform maturation and continued expense controls lead to stable, predictable and growing cash flows
3. Strong Y-o-Y growth in quarterly Core NOI after capex
4. Stable expenditure levels resulting from platform maturation and operating efficiencies

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix for definitions of metrics and reconciliations to GAAP.

(1) Year-over-year percentage growth comparisons based on quarterly same-home populations presented in the Company's supplemental for the respective period.

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Industry Leading Efficiency Metrics

(Dollars in thousands)	4Q16	1Q17	2Q17	3Q17	4Q17
Adjusted EBITDA Margins					
Total revenues, excluding tenant charge-backs	$ 204,382	$ 205,381	$ 209,626	$ 210,742	$ 214,569
Property operating expenses, net	(56,562)	(56,393)	(59,715)	(63,110)	(60,929)
Property management expenses, net	(15,737)	(15,600)	(15,875)	(15,770)	(15,664)
General & administrative expenses, net	(8,026)	(8,774)	(8,229)	(7,826)	(7,340)
Other expenses, net	(1,993)	(629)	199	14	91
Adjusted EBITDA	$ 122,064	$ 123,985	$ 126,006	$ 124,050	$ 130,727
Margin	*59.7 %*	*60.4 %*	*60.1 %*	*58.9 %*	*60.9 %*
Recurring Capital Expenditures	(6,353)	(6,397)	(8,342)	(10,316)	(7,501)
Leasing costs	(1,806)	(1,482)	(1,919)	(1,960)	(2,029)
Adjusted EBITDA after Capex & Leasing Costs	$ 113,905	$ 116,106	$ 115,745	$ 111,774	$ 121,197
Margin	*55.7 %*	*56.5 %*	*55.2 %*	*53.0%*	*56.5%*
Platform Efficiency Percentage					
Rents & fees from single-family properties	$ 201,395	$ 203,711	$ 207,338	$ 210,333	$ 213,368
Property management expenses, net	$ 15,737	$ 15,600	$ 15,875	$ 15,770	$ 15,664
General & administrative expenses, net	8,026	8,774	8,229	7,826	7,340
Leasing costs	1,806	1,482	1,919	1,960	2,029
Total platform costs	$ 25,569	$ 25,856	$ 26,023	$ 25,556	$ 25,033
Platform Efficiency Percentage	**12.7 %**	**12.7 %**	**12.6 %**	**12.2 %**	**11.7 %**

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix for definitions of metrics and reconciliations to GAAP.

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H i g h l i g h t s (1) 2018 Outlook Note: The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, total revenues and property operating expenses, or a reconciliation of the above-listed forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues, Non-Same-Home property operating expenses and noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. Full Year 2018 Same-Home Average Occupied Days Percentage 94.5% - 95.5% Core revenues growth 3.5% - 4.5% Core property operating expenses growth 4.0% - 5.0% Core NOI After Capital Expenditures growth 3.0% - 4.0% Core NOI margin 64.0% - 65.0% Property tax expense growth 3.5% - 4.5% Average R&M and turnover costs, net, plus Recurring Capital Expenditures per property $1,950 - $2,100 Property Enhancing Capex $8 - $12 million General and administrative expense, excluding noncash share-based compensation $33.5 - $35.5 million Acquisition volume $400 - $600 million 14

H i g h l i g h t s (1) Defined Terms and Non-GAAP Reconciliations Core Net Operating Income ("Core NOI") and Same-Home Core NOI After Capital Expenditures Core NOI, which we also present separately for our Same-Home portfolio, is a supplemental non-GAAP financial measure that we define as core revenues, which is calculated as rents and fees from single-family properties, net of bad debt expense, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense, expenses reimbursed by tenant charge- backs and bad debt expense. A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison and if it has not been classified as held for sale or taken out of service as a result of a casualty loss. Core NOI also excludes (1) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, (2) noncash gain or loss on conversion of shares or units, (3) gain or loss on early extinguishment of debt, (4) hurricane-related charges, net, (5) gain or loss on sales of single-family properties and other, (6) depreciation and amortization, (7) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of individual properties, (8) noncash share-based compensation expense, (9) interest expense, (10) general and administrative expense, (11) other expenses and (12) other revenues. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. We further adjust Core NOI for our Same-Home portfolio by subtracting recurring capital expenditures to calculate Same-Home Core NOI After Capital Expenditures, which we believe provides useful information to investors because it more fully reflects our operating performance after the impact of all property-level expenditures, regardless of whether they are capitalized or expensed. Core NOI and Same-Home Core NOI After Capital Expenditures should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). Average Occupied Days Percentage The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period. This calculation is based on single-family properties and excludes held for sale properties. 15

(1) The following are reconciliations of core revenues, core property operating expenses, Core NOI, Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures to their respective GAAP metrics for the trailing five quarters (amounts in thousands): Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, 2017 Core revenues T tal ev nu s 227,559$ 233,754$ 237,008$ 246,836$ 242,801$ T nant charge-backs (23,177) (28,373) (27,382) (36,094) (28,232) Bad debt expense (1,877) (1,510) (1,333) (2,299) (2,186) Other revenues (2,987) (1,670) (2,288) (409) (1,201) Core revenues 199,518 202,201 206,005 208,034 211,182 Less: Non-Same-Home core revenues 43,363 45,007 46,967 49,359 51,680 Same-Home core revenues 156,155$ 157,194$ 159,038$ 158,675$ 159,502$ For the Three Months Ended Dec 1, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, 2017 Cor property operating expenses Property op rating expenses 78,323$ 83,3 5$ 85,954$ 97,94$ 87,871$ Property m nagement xp nses 17,547 1 ,478 17,442 17,447 17,345 Noncash share-based compensation - property management (394) (417) (424) (417) (391) Expenses reimbursed by tenant charge-backs (23,177) (28,373) (27,382) (36,094) (28,232) Bad debt expense (1,877) (1,510) (1,333) (2,299) (2,186) Core property operating expenses 70,422 70,483 74,257 76,581 74,407 Less: Non-Same-Home core property operating expenses 16,095 16,195 17,588 18,328 18,473 Same-Home core property operating expenses 54,327$ 54,288$ 56,669$ 58,253$ 55,934$ For the Three Months Ended Defined Terms and Non-GAAP Reconciliations 16

Defined Terms and Non-GAAP Reconciliations

	For the Three Months Ended				
	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
Net income	$ 9,338	$ 11,796	$ 15,066	$ 19,097	$ 30,533
Remeasurement of participating preferred shares	4,080	5,410	1,640	(8,391)	(1,500)
Loss on early extinguishment of debt	-	-	6,555	-	-
Hurricane-related charges, net	-	-	-	10,136	(2,173)
Gain on sale of single-family properties and other, net	(1,995)	(2,026)	(2,454)	(1,895)	(451)
Depreciation and amortization	74,164	73,953	72,716	74,790	75,831
Acquisition fees and costs expensed	544	1,096	1,412	1,306	809
Noncash share-based compensation expense - property management	394	417	424	417	391
Interest expense	31,538	31,889	28,392	26,592	25,747
General and administrative expense	8,524	9,295	8,926	8,525	7,986
Other expenses	5,496	1,558	1,359	1,285	803
Other revenues	(2,987)	(1,670)	(2,288)	(409)	(1,201)
Tenant charge-backs	23,177	28,373	27,382	36,094	28,232
Expenses reimbursed by tenant charge-backs	(23,177)	(28,373)	(27,382)	(36,094)	(28,232)
Bad debt expense excluded from operating expenses	1,877	1,510	1,333	2,299	2,186
Bad debt expense included in revenues	(1,877)	(1,510)	(1,333)	(2,299)	(2,186)
Core NOI	**129,096**	**131,718**	**131,748**	**131,453**	**136,775**
Less: Non-Same-Home Core NOI	27,268	28,812	29,379	31,031	33,207
Same-Home Core NOI	**101,828**	**102,906**	**102,369**	**100,422**	**103,568**
Same-Home capital expenditures	5,381	5,021	6,472	7,951	5,706
Same-Home Core NOI After Capital Expenditures	**$ 96,447**	**$ 97,885**	**$ 95,897**	**$ 92,471**	**$ 97,862**

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Credit Metrics We present the following selected metrics because we believe they are helpful as supplemental measures in assessing the Company’s ability to service its financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands). For the Trailing Twelve Months Ended Dec 31, 2017 Interest expense per income statement 112,620$ Less: noncash interest expense related to acquired debt (3,549) Less: amortization of deferred financing costs (8,163) Add: capitalized interest 5,656 Cash interest 106,564 Dividends on preferred shares 60,718 Fixed charges 167,282$ Adjusted EBITDA 504,768$ Fixed Charge Coverage 3.0 x Fixed Charge Coverage Defined Terms and Non-GAAP Reconciliations Debt and Preferred Shares to Adjusted EBITDA Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, Tota D bt 2,981,062$ 2,999,587$ 2,480,787$ 2,382,871$ 2,5 ,216$ Pref rred securities at l iquidation value 974,974 975,405 1,133,781 1,259,477 986,986 Total Debt and pr f rred shar s 3,956,036$ 3,974,992$ 3,614,568$ 3,642,348$ 3,504,202$ Adjusted EBITDA - TTM 454,415$ 477,578$ 487,562$ 496,105$ 504,768$ Debt a d Preferred Shares to Adjusted EBITDA 8.7 x 8.3 x 7.4 x 7.3 x 6.9 x 18

Defined Terms and Non-GAAP Reconciliations Net Debt to Adjusted EBITDA Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, 2017 Total Debt 2,981,062$ 2,999,587$ 2,480,787$ 2,382,871$ 2,517,216$ L ss: cash and ca h equivalents (118,799) (495,802) (67,325) (243,547) (46,156) Less: asset-backed securitization certificates (25,666) (25,666) (25,666) (25,666) (25,666) Less: restricted cash related to securitizations (62,062) (63,147) (56,058) (46,166) (46,203) Net debt 2,774,535$ 2,414,972$ 2,331,738$ 2,067,492$ 2,399,191$ Adjusted EBITDA - TTM 454,415$ 477,578$ 487,562$ 496,105$ 504,768$ Net Debt to TTM Adjusted EBITDA 6.1 x 5.1 x 4.8 x 4.2 x 4.8 x Unencumbered Core NOI Percentage For the Three Months Ended Dec 31, 2017 Unencumbered Core NOI 85,823$ Core NOI 136,775 Unencumbered Core NOI Percentage 2. % 19

EBITDA / Adjusted EBITDA / Adjusted EBITDA after Capex and Leasing Costs / Adjusted EBITDA Margin / Adjusted EBITDA after Capex and Leasing Costs Margin EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. Adjusted EBITDA is a supplemental non-GAAP financial measure calculated by adjusting EBITDA for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of individual properties, (2) net gain or loss on sales / impairment of single-family properties and other, (3) noncash share-based compensation expense, (4) hurricane-related charges, net, (5) gain or loss on early extinguishment of debt, (6) gain or loss on conversion of shares and units and (7) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. Adjusted EBITDA after Capex and Leasing Costs is a supplemental non- GAAP financial measure calculated by adjusting Adjusted EBITDA for (1) recurring capital expenditures and (2) leasing costs. Adjusted EBITDA Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDA divided by total revenues, net of tenant charge-backs. Adjusted EBITDA after Capex and Leasing Costs Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDA after Capex and Leasing costs divided by total revenues, net of tenant charge-backs. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. Defined Terms and Non-GAAP Reconciliations 20

Dec 31, 2016 Mar 31, 2017 Jun 30, 2017 Sep 30, 2017 Dec 31, 2017 Net income 9,338$ 11,796$ 15,066$ 19,097$ 30,533$ Interest expense 31,538 31,889 28,392 26,592 25,747 Depreciation and amortization 74,164 73,953 72,716 74,790 75,831 EBITDA 115,040 117,638 116,174 120,479 132,111 Noncash share-based compensation - general and administrative 498 521 697 699 646 Noncash share-based compensation - property management 394 417 424 417 391 Acquisition fees and costs expensed 544 1,096 1,412 1,306 809 Net loss (gain) on sale / impairment of single-family properties and other 1,508 (1,097) (896) (596) 443 Hurricane-related charges, net - - - 10,136 (2,173) Loss on early extinguishment of debt - - 6,555 - - Remeasurement of participating preferred shares 4,080 5,410 1,640 (8,391) (1,500) Adjusted EBITDA 122,064$ 123,985$ 126,006$ 124,050$ 130,727$ Recurring capital expenditures (6,353) (6,397) (8,342) (10,316) (7,501) Leasing costs (1,806) (1,482) (1,919) (1,960) (2,029) Adjusted EBITDA after Capex and Leasing Costs 113,905$ 116,106$ 115,745$ 111,774$ 121,197$ Total revenues 227,559$ 233,754$ 237,008$ 246,836$ 242,801$ Less: tenant charge-backs (23,177) (28,373) (27,382) (36,094) (28,232) Total revenues, net of tenant charge-backs 204,382$ 205,381$ 209,626$ 210,742$ 214,569$ Adjusted EBITDA Margin 59.7% 60.4% 60.1% 58.9% 60.9% Adjusted EBITDA after Capex and Leasing Costs Margin 55.7% 56.5% 55.2% 53.0% 56.5% For the Three Months Ended The following is a reconciliation of net income, determined in accordance with GAAP, to EBITDA, Adjusted EBITDA, Adjusted EBITDA after Capex and Leasing Costs, Adjusted EBITDA Margin and Adjusted EBITDA after Capex and Leasing Costs Margin for the trailing five quarters (amounts in thousands): Defined Terms and Non-GAAP Reconciliations 21

Defined Terms and Non-GAAP Reconciliations

Platform Efficiency Percentage

Management costs, including (1) property management expenses, net of tenant charge-backs and excluding noncash share-based compensation expense, (2) general and administrative expense, excluding noncash share-based compensation expense and (3) leasing costs, as a percentage of total portfolio rents and fees.

(In Thousands)	For the Three Months Ended Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017
Property management expenses	$ 17,547	$ 17,478	$ 17,442	$ 17,447	$ 17,345
Less: tenant charge-backs	(1,416)	(1,461)	(1,143)	(1,260)	(1,290)
Less: noncash share-based compensation - property management	(394)	(417)	(424)	(417)	(391)
Property management expenses, net	15,737	15,600	15,875	15,770	15,664
General and administrative expense	8,524	9,295	8,926	8,525	7,986
Less: noncash share-based compensation - general and administrative	(498)	(521)	(697)	(699)	(646)
General and administrative expense, net	8,026	8,774	8,229	7,826	7,340
Leasing costs	1,806	1,482	1,919	1,960	2,029
Platform costs	$ 25,569	$ 25,856	$ 26,023	$ 25,556	$ 25,033
Rents from single-family properties	$ 198,980	$ 201,107	$ 204,648	$ 207,490	$ 210,778
Fees from single-family properties	2,415	2,604	2,690	2,843	2,590
Total portfolio rents and fees	$ 201,395	$ 203,711	$ 207,338	$ 210,333	$ 213,368
Platform Efficiency Percentage	12.7%	12.7%	12.6%	12.2%	11.7%

AMERICAN Homes 4 Rent 22

Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Defined Terms and Non-GAAP Reconciliations Recurring Capital Expenditures For our Same-Home portfolio, includes replacement costs and other capital expenditures recorded during the period that are necessary to help preserve the value and maintain functionality of our properties. For our total portfolio, we calculate recurring capital expenditures by multiplying (a) current period actual recurring capital expenditures per Same-Home property by (b) our total number of properties, excluding non-stabilized and held for sale properties. 23